Exhibit 32.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
            ---------------------------------------------------------

George Strayton, Chief Executive Officer and Paul A. Maisch, Chief Financial Officer of Provident Bancorp, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the quarterly report on Form 10-Q for the quarter ended December 31, 2004 and that to the best of his knowledge:

      (1) the report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Provident Bancorp, Inc. and will be retained by Provident Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                                /s/ George Strayton
                                                -------------------
      Date:  February 8, 2005                   George Strayton
                                                Chief Executive Officer


                                                /s/ Paul A. Maisch
                                                ------------------
      Date:  February 8, 2005                   Paul A. Maisch
                                                Chief Financial Officer


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